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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                                 TENNECO INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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               DELAWARE                              76-0233548
        (STATE OF INCORPORATION                   (I.R.S. EMPLOYER
           OR ORGANIZATION)                      IDENTIFICATION NO.)

    1275 KING STREET, GREENWICH, CT                     06831
         (ADDRESS OF PRINCIPAL                       (ZIP CODE)
           EXECUTIVE OFFICE)

  If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

  If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

             TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
             TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
             -------------------               ------------------------------
8 1/4% Cumulative Junior Preferred Stock, Se-
 ries A, without par value                        New York Stock Exchange

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                     None
                               (Title of Class)

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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

  The information called for by this item is incorporated herein by reference
(i) to the information set forth under the caption "Description of Capital Stock" in the Registrant's Prospectus included in the Registrant's Registration Statement on Form S-3 (File No. 333-14009), filed on October 11, 1996 with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as amended by Amendment Nos. 1 and 2 thereto filed on October 25, 1996 and November 5, 1996, respectively, and (ii) to the information set forth under the caption "Description of Series A Preferred Stock" in the Prospectus Supplement dated November 12, 1996 for the 8 1/4% Cumulative Junior Preferred Stock, Series A of the Registrant to be filed on November 13, 1996 with the Commission pursuant to Rule 424(b) under the Securities Act.

ITEM 2. EXHIBITS

     EXHIBIT
     NO.                           DESCRIPTION OF EXHIBIT
     -------                       ----------------------
        1.   Certificate of Incorporation of the Registrant, as amended and supplemented as of
             March 1, 1996 (incorporated herein by reference from Exhibit 3(a)
             of Registrant's Form 10-K for the fiscal year ended December 31,
             1995, File No. 1-9864).
        2.   Form of Certificate of Amendment of Certificate of Incorporation
             of Registrant (incorporated herein by reference from Appendix H filed as part of El Paso Natural Gas Company's Amendment No. 2 to
             Form S-4, No. 333-10911 filed November 1, 1996).
       *3.   Form of Certificate of Designation, Preferences and Rights of
             Series A Junior Preferred Stock, to be filed with the Secretary of the State of Delaware.
       *4.   Form of Stock Certificate of the Series A Junior Preferred Stock.

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*Filed herewith.

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                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          Tenneco Inc.
                                           (Registrant)

                                          By:
                                             /s/ Karl A. Stewart
                                          -------------------------------------
                                            Karl A. Stewart
                                            Vice President and Secretary

Dated: November 12, 1996

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              EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM 8-A

 EXHIBIT
   NO.                            DESCRIPTION OF EXHIBIT
 -------                          ----------------------
    1.    Certificate of Incorporation of the Registrant, as amended and supplemented as of March 1, 1996 (incorporated herein by reference from Exhibit 3(a) of Registrant's Form 10-K for the fiscal year ended
          December 31, 1995, File No. 1-9864).
    2.    Form of Certificate of Amendment of Certificate of Incorporation of
          Registrant (incorporated herein by reference from Appendix H filed as part of El Paso Natural Gas Company's Amendment No. 2 to Form S-4,
          No. 333-10911 filed November 1, 1996).
    3.    Form of Certificate of Designation, Preferences and Rights of Series
          A Junior Preferred Stock, to be filed with the Secretary of the State of Delaware.
    4.    Form of Stock Certificate of the Series A Junior Preferred Stock.


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